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                                                                    EXHIBIT 10.6
                                                                  EXECUTION COPY
                          REGISTRATION RIGHTS AGREEMENT
                          -----------------------------

     THIS REGISTRATION RIGHTS AGREEMENT (this "Agreement") is made as of October 30, 2003 by and among (i) Keystone Automotive Holdings, Inc., a Delaware corporation (the "Company"), (ii) each of the Persons listed on Schedule I attached hereto (collectively, the "Bain Group") and (iii) each other Person listed on the signature pages hereto (each such other Person listed on the signature pages hereto, the Bain Group and each other Person who from time to time becomes a party hereto by executing and delivering a joinder in the form attached hereto as Exhibit A are collectively referred to herein as the "Stockholders" and each as a "Stockholder"). Capitalized terms used herein and not otherwise defined herein shall have the meanings assigned to such terms in
Section 9 hereof.

     The parties hereto agree as follows:

1.   Demand Registrations.

     (a) Requests for Registration. Subject to the covenants set forth in the following subsections of this Section 1, the holders of a majority of the Bain Registrable Securities may request (i) up to five (5) registrations under the Securities Act of all or part of their Registrable Securities on Form S-1 or any similar long-form registration ("Long-Form Registrations") and (ii) if available, unlimited registrations under the Securities Act of all or any part of their Registrable Securities on Form S-2 or S-3 or any similar short-form registration ("Short-Form Registrations" and, collectively with Long Form Registrations, "Demand Registrations"). Each member of the Bain Group hereby acknowledges that it has no such registration rights other than as set forth in this Agreement. The Company and each member of the Bain Group hereby agree that to the extent such member of the Bain Group acquires any right hereafter to request a Demand Registration, such Demand Registration shall be subject to the provisions of Section 1(e) hereof.

     (b) Demand Notice. All requests for Demand Registrations shall be made by giving written notice to the Company (a "Demand Notice"). Each Demand Notice shall specify the approximate number of Registrable Securities requested to be registered and the anticipated per share price range for such offering. Within ten days after receipt of any such Demand Notice, the Company will give written notice of such requested registration to all other holders of Registrable Securities and, subject to Section 1(e) below, will include in such registration (and in all related registrations and qualifications under state blue sky laws or in compliance with other registration requirements and in any related underwriting) all Registrable Securities with respect to which the Company has received written requests for inclusion therein within 30 days after the receipt of the Company's notice.

     (c) Demand Registration Expenses. The Company will pay all Registration Expenses (as defined in Section 5 below) in connection with any registration initiated as a Demand Registration, whether or not it has become effective.

     (d) Short-Form Registrations. Demand Registrations will be Short-Form Registrations whenever the Company is permitted to use any applicable short form (unless the underwriter of such offering requests the Company to use a Long-Form Registration in order to

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sell all of the Registrable Securities requested to be sold). After the Company has become subject to the reporting requirements of the Securities Exchange Act, the Company will use its best efforts to make Short-Form Registrations available for the sale of Registrable Securities.

     (e) Priority on Demand Registrations. If a Demand Registration is an underwritten offering and the managing underwriters advise the Company in writing that in their opinion the number of Registrable Securities and, if permitted hereunder, other securities requested to be included in such offering exceeds the number of Registrable Securities and other securities, if any, which can be sold therein without adversely affecting the marketability of the offering, the Company will include in such registration prior to the inclusion of any securities which are not Registrable Securities the number of Registrable Securities requested to be included which in the opinion of such underwriters can be sold without adversely affecting the marketability of the offering, pro rata among the respective holders thereof on the basis of the number of shares of Registrable Securities owned by each such holder.

     (f) Restrictions on Demand Registrations. The Company will not be obligated to effect any Demand Registration within six months after the effective date of a previous registered offering of securities (other than on Form S-4 or S-8 or any successor or similar form). The Company may postpone for up to 90 days (from the date of the request) the filing or the effectiveness of a registration statement for a Demand Registration if and so long as the Company determines that such Demand Registration would reasonably be expected to have an adverse effect on any proposal or plan by the Company or any of its Subsidiaries to engage in any acquisition of assets (other than in the ordinary course of business) or any merger, consolidation, tender offer, registration or issuance of securities, or other material transaction; provided, however, that in such event, the Company will pay all Registration Expenses in connection with such registration. The Company may not delay a Demand Registration more than two times in any twelve-month period.

     (g) Selection of Underwriters. The holders of a majority of the Bain Registrable Securities included in any Demand Registration will have the right to select the investment banker(s) and manager(s) to administer the offering. The lead investment bank and manager shall be a nationally-recognized, New York-based investment banking firm with substantial expertise in offerings of the kind contemplated in connection with the Demand Registration (such kind of investment banking firm being referred to herein as a "Qualified Investment Bank").

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2.   Piggyback Registrations.

     (a) Right to Piggyback. Whenever the Company proposes to register any of its securities under the Securities Act (other than in an Initial Public Offering or pursuant to a Demand Registration or a registration on Form S-4 or S-8 or any successor or similar forms) and the registration form to be used may be used for the registration of Registrable Securities (a "Piggyback Registration"), whether or not for sale for its own account, the Company will give prompt written notice to all holders of Registrable Securities of its intention to effect such a registration and, subject to Sections 2(c) and 2(d) below, will include in such registration all Registrable Securities with respect to which the Company has received written requests for inclusion therein within 30 days after the receipt of the Company's notice.

     (b) Piggyback Expenses. The Registration Expenses of the holders of Registrable Securities will be paid by the Company in all Piggyback Registrations.

     (c) Priority on Primary Registrations. If a Piggyback Registration is an underwritten primary registration on behalf of the Company, and the managing underwriters advise the Company in writing (with a copy to each party hereto requesting registration of Registrable Securities) that in their opinion the number of securities requested to be included in such registration exceeds the number which can be sold in such offering without adversely affecting the marketability of such offering, the Company will include in such registration
(i) first, the securities the Company proposes to sell, (ii) second, the Registrable Securities requested to be included in such registration, pro rata among the holders of such Registrable Securities on the basis of the number of shares owned by each such holder, and (iii) third, other securities requested to be included in such registration.

     (d) Priority on Secondary Registrations. If a Piggyback Registration is an underwritten secondary registration on behalf of holders of the Company's securities, and the managing underwriters advise the Company in writing that in their opinion the number of securities requested to be included in such registration exceeds the number which can be sold in such offering without adversely affecting the marketability of the offering, the Company will include in such registration (i) first, the securities requested to be included therein by the holders requesting such registration, (ii) second, Registrable Securities requested to be included in such registration, pro rata among such holders of Registrable Securities on the basis of the number of shares owned by each such holder, and (iii) third, other securities requested to be included in such registration.

     (e) Other Registrations. If the Company has previously filed a registration statement with respect to Registrable Securities pursuant to
Section 1 or pursuant to this Section 2, and if such previous registration has not been withdrawn or abandoned, the Company will not file or cause to be effected any other registration of any of its equity securities or securities convertible or exchangeable into or exercisable for its equity securities under the Securities Act (except on Form S-4 or S-8 or any successor form), whether on its own behalf or at the request of any holder or holders of such securities, until a period of at least six months has elapsed from the effective date of such previous registration.

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3.   Holdback Agreements.

     (a) To the extent not inconsistent with applicable law, each holder of Registrable Securities agrees not to effect any public sale or distribution (including sales pursuant to Rule 144) of equity securities of the Company, or any securities, options or rights convertible into or exchangeable or exercisable for such securities, during the seven days prior to and during the 180-day period beginning on the effective date of any underwritten Demand Registration or any underwritten Piggyback Registration (except as part of such underwritten registration), unless the underwriters managing the registered public offering otherwise agree.

     (b) The Company agrees not to effect any public sale or distribution of its equity securities, or any securities convertible into or exchangeable or exercisable for such securities, during the seven days prior to and during the 180-day period beginning on the effective date of any underwritten Demand Registration or any underwritten Piggyback Registration (except as part of such underwritten registration or pursuant to registrations on Form S-4 or S-8 or any successor form), unless the underwriters managing the registered public offering otherwise agree.

4. Registration Procedures. Whenever the holders of Registrable Securities have requested that any Registrable Securities be registered pursuant to this Agreement, the Company will use its best efforts to effect the registration and the sale of such Registrable Securities in accordance with the intended method of disposition thereof and pursuant thereto the Company will as expeditiously as possible:

     (a) prepare and (within 60 days after the end of the period within which requests for inclusion in such registration may be given to the Company) file with the Securities and Exchange Commission a registration statement with respect to such Registrable Securities and thereafter use its best efforts to cause such registration statement to become effective (provided, that before filing a registration statement or prospectus or any amendments or supplements thereto, the Company will furnish to the counsel(s) selected by the holders of the Bain Registrable Securities covered by such registration statement copies of all such documents proposed to be filed, which documents will be subject to review of such counsel);

     (b) prepare and file with the Securities and Exchange Commission such amendments and supplements to such registration statement and the prospectus used in connection therewith as may be necessary to keep such registration statement effective for a period of either (i) not less than six months (subject to extension pursuant to Section 7(b) below) or, if such registration statement relates to an underwritten offering, such longer period as in the opinion of counsel for the underwriters a prospectus is required by law to be delivered in connection with sales of Registrable Securities by an underwriter or dealer or
(ii) such shorter period as will terminate when all of the securities covered by such registration statement have been disposed of in accordance with the intended methods of disposition by the seller or sellers thereof set forth in such registration statement (but in any event not before the expiration of any longer period required under the Securities Act), and to comply with the provisions of the Securities Act with respect to the disposition of all securities covered by such registration statement until such time as all of such securities have been disposed of in accordance with the intended methods of disposition by the seller or sellers thereof set forth in such registration statement;

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     (c)  furnish to each seller of Registrable Securities such number of copies of such registration statement, each amendment and supplement thereto, the prospectus included in such registration statement (including each preliminary prospectus) and such other documents as such seller may reasonably request in order to facilitate the disposition of the Registrable Securities owned by such seller;

     (d) use its best efforts to register or qualify such Registrable Securities under such other securities or blue sky laws of such jurisdictions as any seller reasonably requests and do any and all other acts and things which may be reasonably necessary or advisable to enable such seller to consummate the disposition in such jurisdictions of the Registrable Securities owned by such seller (provided, that the Company will not be required to (i) qualify generally to do business in any jurisdiction where it would not otherwise be required to qualify but for this subsection (d), (ii) subject itself to taxation in respect of doing business in any such jurisdiction or (iii) consent to general service of process in any such jurisdiction);

     (e) promptly notify each seller of such Registrable Securities, at any time when a prospectus relating thereto is required to be delivered under the Securities Act, upon discovery that, or upon the discovery of the happening of any event as a result of which, the prospectus included in such registration statement contains an untrue statement of a material fact or omits any fact necessary to make the statements therein not misleading in the light of the circumstances under which they were made, and, at the request of any such seller, the Company will prepare and furnish to such seller a reasonable number of copies of a supplement or amendment to such prospectus so that, as thereafter delivered to the purchasers of such Registrable Securities, such prospectus will not contain an untrue statement of a material fact or omit to state any fact necessary to make the statements therein not misleading in the light of the circumstances under which they were made;

     (f) cause all such Registrable Securities to be listed on each securities exchange on which similar securities issued by the Company are then listed and, if not so listed, to be listed on the NASD automated quotation system and, if listed on the NASD automated quotation system, use its best efforts to secure designation of all such Registrable Securities covered by such registration statement as a NASDAQ "national market system security" within the meaning of Rule 11Aa2-1 of the Securities and Exchange Commission or, failing that, to secure NASDAQ authorization for such Registrable Securities and, without limiting the generality of the foregoing, to arrange for at least two market makers to register as such with respect to such Registrable Securities with the NASD;

     (g) provide a transfer agent and registrar for all such Registrable Securities not later than the effective date of such registration statement;

     (h) enter into such customary agreements (including underwriting agreements in customary form) and take all such other actions as the holders of a majority of the Bain Registrable Securities included in the registration or the underwriters, if any, reasonably request in order to expedite or facilitate the disposition of such Registrable Securities (including, without limitation, effecting a stock split or a combination of shares); provided, that no holder of Registrable Securities shall have any indemnification or contribution obligation inconsistent with Section 6 hereof;

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     (i)  make available for inspection by any seller of Registrable Securities, any underwriter participating in any disposition pursuant to such registration statement and any attorney, accountant or other agent retained by any such seller or underwriter, all financial and other records, pertinent corporate documents and properties of the Company, and cause the Company's officers, directors, employees and independent accountants to supply all information reasonably requested by any such seller, underwriter, attorney, accountant or agent in connection with such registration statement;

     (j) otherwise use its best efforts to comply with all applicable rules and regulations of the Securities and Exchange Commission, and make available to its security holders, as soon as reasonably practicable, but not later than 18 months after the effective date of the registration statement, an earnings statement covering the period of at least twelve months beginning with the first day of the Company's first full calendar quarter after the effective date of the registration statement, which earnings statement shall satisfy the provisions of
Section 11(a) of the Securities Act and Rule 158 thereunder;

     (k) obtain one or more comfort letters, dated the effective date of such registration statement (and, if such registration includes an underwritten public offering, dated the date of the closing under the underwriting agreement), signed by the Company's independent public accountants in customary form and covering such matters of the type customarily covered by comfort letters as the holders of a majority of the Bain Registrable Securities (or if none, the holders of a majority of the Registrable Securities) being sold reasonably request;

     (l) provide a legal opinion of the Company's outside counsel, dated the effective date of such registration statement (and, if such registration includes an underwritten public offering, dated the date of the closing under the underwriting agreement), with respect to the registration statement, each amendment and supplement thereto, the prospectus included therein (including the preliminary prospectus) and such other documents relating thereto in customary form and covering such matters of the type customarily covered by legal opinions of such nature (in a form reasonably acceptable to the holders of a majority of the Bain Registrable Securities (or if none, the holders of a majority of the Registrable Securities) included in the registration);

     (m) cooperate with the sellers of Registrable Securities covered by the registration statement and the managing underwriter or agent, if any, to facilitate the timely preparation and delivery of certificates (not bearing any restrictive legends) representing securities to be sold under the registration statement, and enable such securities to be in such denominations and registered in such names as the managing underwriter or agent, if any, or such holders may request;

     (n) notify counsel for the sellers of Registrable Securities included in such registration statement and the managing underwriter or agent, immediately, and confirm the notice in writing (i) when the registration statement, or any post-effective amendment to the registration statement, shall have become effective, or any supplement to the prospectus or any amended prospectus shall have been filed, (ii) of the receipt of any comments from the Securities and Exchange Commission, (iii) of any request of the Securities and Exchange Commission to amend the registration statement or amend or supplement the prospectus or for additional information, and (iv) of the issuance by the Securities and Exchange Commission of any stop

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order suspending the effectiveness of the registration statement or of any order preventing or suspending the use of any preliminary prospectus, or of the suspension of the qualification of the registration statement for offering or sale in any jurisdiction, or of the institution or threatening of any proceedings for any of such purposes;

     (o) make every reasonable effort to prevent the issuance of any stop order suspending the effectiveness of the registration statement or of any order preventing or suspending the use of any preliminary prospectus and, if any such order is issued, to obtain the withdrawal of any such order at the earliest possible moment;

     (p) if requested by the managing underwriter or agent or any holder of Registrable Securities covered by the registration statement, promptly incorporate in a prospectus supplement or post-effective amendment such information as the managing underwriter or agent or such holder reasonably requests to be included therein, including, without limitation, with respect to the number of Registrable Securities being sold by such holder to such underwriter or agent, the purchase price being paid therefor by such underwriter or agent and with respect to any other terms of the underwritten offering of the Registrable Securities to be sold in such offering; and make all required filings of such prospectus supplement or post-effective amendment as soon as practicable after being notified of the matters incorporated in such prospectus supplement or post-effective amendment;

     (q) if requested by the holders of a majority of the Bain Registrable Securities in connection with any Demand Registration initiated by such holders, use its best efforts to cause to be included in such registration statement shares of the Company's common stock having an aggregate value (based on the midpoint of the proposed offering range specified in the registration statement used to offer such securities) of up to $50.0 million to be offered in a primary offering of the Company's securities contemporaneously with such offering of Registrable Securities; and

     (r) cooperate with each seller of Registrable Securities and each underwriter or agent participating in the disposition of such Registrable Securities and their respective counsel in connection with any filings required to be made with the National Association of Securities Dealers, Inc.

The Company may require each seller of Registrable Securities as to which any registration is being effected to furnish the Company such information relating to the sale or registration of such Securities regarding such seller and the distribution of such securities as the Company may from time to time reasonably request in writing.

5.   Registration Expenses.

     (a) All expenses incident to the Company's performance of or compliance with this Agreement, including, without limitation, all registration, qualification and filing fees, fees and expenses of compliance with securities or blue sky laws, printing expenses, messenger and delivery expenses, and fees and disbursements of counsel for the Company and all independent certified public accountants, underwriters (excluding discounts and commissions) and other Persons retained by the Company (all such expenses being herein called "Registration

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Expenses"), will be borne as provided in this Agreement, except that the Company will, in any event, pay its internal expenses (including, without limitation, all salaries and expenses of its officers and employees performing legal or accounting duties), the expense of any annual audit or quarterly review, the expense of any liability insurance and the expenses and fees for listing the securities to be registered on each securities exchange on which similar securities issued by the Company are then listed or on the NASD automated quotation system.

     (b) In connection with each Demand Registration and each Piggyback Registration, the Company will reimburse the holders of Registrable Securities covered by such registration for the reasonable fees and disbursements of one counsel chosen by the holders of a majority of the Bain Registrable Securities (or if none, the holders of a majority of the Registrable Securities) included in such registration.

     (c) To the extent Registration Expenses are not required to be paid by the Company, each holder of securities included in any registration hereunder will pay those Registration Expenses allocable to the registration of such holder's securities so included, and any Registration Expenses not so allocable will be borne by all sellers of securities included in such registration in proportion to the aggregate selling price of the securities to be so registered.

6.   Indemnification.

     (a) The Company agrees to indemnify and hold harmless, to the fullest extent permitted by law, each holder of Registrable Securities, its officers, directors, employees, stockholders and general and limited partners and each Person who controls such holder (within the meaning of the Securities Act) against any and all losses, claims, damages, liabilities, joint or several, to which such holder or any such director or officer or controlling person may become subject under the Securities Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions or proceedings, whether commenced or threatened, in respect thereof) arise out of or are based upon (i) any untrue or alleged untrue statement of material fact contained in any registration statement, prospectus or preliminary prospectus or any amendment thereof or supplement thereto, together with any documents incorporated therein by reference or, (ii) any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein not misleading, and the Company will reimburse such holder and each such director, officers, employees, stockholders and general and limited partners and controlling person for any legal or any other expenses, including any amounts paid in any settlement effected with the consent of the Company, which consent will not be unreasonably withheld or delayed, incurred by them in connection with investigating or defending any such loss, claim, liability, action or proceeding; provided, however, that the Company shall not be liable in any such case to the extent that any such loss, claim, damage, liability (or action or proceeding in respect thereof) or expense arises out of or is based upon an untrue statement or alleged untrue statement, or omission or alleged omission, made in such registration statement, any such prospectus or preliminary prospectus or any amendment or supplement thereto, or in any application, in reliance upon, and in conformity with, written information prepared and furnished to the Company by such holder expressly for use therein. In connection with an underwritten offering, the Company will indemnify such underwriters, their officers and directors and each Person who controls such underwriters (within the meaning of the Securities Act) to the same

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extent as provided above with respect to the indemnification of the holders of
Registrable Securities.

     (b) In connection with any registration statement in which a holder of Registrable Securities is participating, each such holder will furnish to the Company in writing such information and affidavits as the Company reasonably requests for use in connection with any such registration statement or prospectus and, to the extent permitted by law, will indemnify and hold harmless the Company, its directors, officers, employees, stockholders and general and limited partners and each other Person who controls the Company (within the meaning of the Securities Act) against any losses, claims, damages, liabilities, joint or several, to which such holder or any such director or officer or controlling person may become subject under the Securities Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions or proceedings, whether commenced or threatened, in respect thereof) arise out of or are based upon (i) any untrue or alleged untrue statement of material fact contained in the registration statement, prospectus or preliminary prospectus or any amendment thereof or supplement thereto or in any application, together with any documents incorporated therein by reference or (ii) any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein not misleading, but only to the extent that such untrue statement or omission is made in such registration statement, any such prospectus or preliminary prospectus or any amendment or supplement thereto, or in any application, in reliance upon and in conformity with written information prepared and furnished to the Company by such holder expressly for use therein, and such holder will reimburse the Company and each such director, officer and controlling Person for any legal or any other expenses including any amounts paid in any settlement effected with the consent of such holder, which consent will not be unreasonably withheld or delayed, incurred by them in connection with investigating or defending any such loss, claim, liability, action or proceeding; provided, however, that the obligation to indemnify will be individual (and not joint and several) to each holder and will be limited to the net amount of proceeds received by such holder from the sale of Registrable Securities pursuant to such registration statement.

     (c) Any Person entitled to indemnification hereunder will (i) give prompt written notice to the indemnifying party of any claim with respect to which it seeks indemnification (provided, however, that the failure of any indemnified party to give such notice shall not relieve the indemnifying party of its obligations hereunder, except to the extent that the indemnifying party is actually prejudiced by such failure to give such notice), and (ii) unless in such indemnified party's reasonable judgment a conflict of interest between such indemnified and indemnifying parties may exist with respect to such claim, permit such indemnifying party to assume the defense of such claim with counsel reasonably satisfactory to the indemnified party. If such defense is assumed, the indemnifying party will not be subject to any liability for any settlement made by the indemnified party without its consent (but such consent will not be unreasonably withheld). An indemnifying party who is not entitled to, or elects not to, assume the defense of a claim will not be obligated to pay the fees and expenses of more than one counsel for all parties indemnified by such indemnifying party with respect to such claim, unless in the reasonable judgment of any indemnified party a conflict of interest may exist between such indemnified party and any other of such indemnified parties with respect to such claim.

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     (d)  The indemnifying party shall not, except with the approval of each indemnified party, consent to entry of any judgment or enter into any settlement which does not include as an unconditional term thereof the giving by the claimant or plaintiff to each indemnified party of a release from all liability in respect to such claim or litigation without any payment or consideration provided by such indemnified party.

     (e) If the indemnification provided for in this Section 6 is unavailable to or is insufficient to hold harmless an indemnified party under the provisions above in respect of any losses, claims, damages or liabilities referred to therein, then each indemnifying party shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages or liabilities (i) in such proportion as is appropriate to reflect not only the relative benefits received by the Company on the one hand and the sellers of Registrable Securities and any other sellers participating in the registration statement on the other from the sale of Registrable Securities pursuant to the registered offering of securities as to which indemnity is sought but also the relative fault of the indemnified party and the indemnifying party as well as any other relevant equitable considerations or (ii) if the allocation provided by clause (i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the Company on the one hand and of the sellers of Registrable Securities and any other sellers participating in the registration statement on the other in connection with the statement or omissions which resulted in such losses, claims, damages or liabilities, as well as any other relevant equitable considerations. The relative benefits received by the Company on the one hand and the sellers of Registrable Securities and any other sellers participating in the registration statement on the other shall be deemed to be in the same proportion as the total net proceeds from the offering (before deducting expenses) to the Company bear to the total net proceeds from the offering (before deducting expenses) to the sellers of Registrable Securities and any other sellers participating in the registration statement. The relative fault of the Company on the one hand and of the sellers of Registrable Securities and any other sellers participating in the registration statement on the other shall be determined by reference to, among other things, whether the untrue or alleged omission to state a material fact relates to information supplied by the Company or by the sellers of Registrable Securities or other sellers participating in the registration statement and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.

The Company and the sellers of Registrable Securities agree that it would not be just and equitable if contribution pursuant to this Section 6 were determined by pro rata allocation (even if the sellers of Registrable Securities were treated as one entity for such purpose) or by any other method of allocation which does not take account of the equitable considerations referred to in the immediately preceding paragraph. The amount paid or payable by an indemnified party as a result of the losses, claims, damages and liabilities referred to in the immediately preceding paragraph shall be deemed to include, subject to the limitations set forth above, any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this Section 6, no seller of Registrable Securities shall be required to contribute any amount in excess of the net proceeds received by such Seller from the sale of Registrable Securities covered by the registration statement filed pursuant hereto. No person guilty of fraudulent misrepresentation (within the

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meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

     (f) The indemnification and contribution by any such party provided for under this Agreement shall be in addition to any other rights to indemnification or contribution which any indemnified party may have pursuant to law or contract and will remain in full force and effect regardless of any investigation made or omitted by or on behalf of the indemnified party or any officer, director or controlling Person of such indemnified party and will survive the transfer of securities.

7.   Participation in Underwritten Registrations.

     (a) No Person may participate in any registration hereunder which is underwritten unless such Person (i) agrees to sell such Person's securities on the basis provided in any underwriting arrangements approved by the Person or Persons entitled hereunder to approve such arrangements (including, without limitation, pursuant to the terms of any over-allotment or "green shoe" option requested by the managing underwriter(s), provided, that no holder of Registrable Securities will be required to sell more than the number of Registrable Securities that such holder has requested the Company to include in any registration) and (ii) completes and executes all questionnaires, powers of attorney, indemnities, underwriting agreements and other documents reasonably required under the terms of such underwriting arrangements.

     (b) Each Person that is participating in any registration hereunder agrees that, upon receipt of any notice from the Company of the happening of any event of the kind described in Section 4(e) above, such Person will forthwith discontinue the disposition of its Registrable Securities pursuant to the registration statement until such Person's receipt of the copies of a supplemented or amended prospectus as contemplated by such Section 4(e). In the event the Company shall give any such notice, the applicable time period mentioned in Section 4(b) during which a Registration Statement is to remain effective shall be extended by the number of days during the period from and including the date of the giving of such notice pursuant to this Section 7(b) to and including the date when each seller of a Registrable Security covered by such registration statement shall have received the copies of the supplemented or amended prospectus contemplated by Section 4(e).

8. Current Public Information. At all times after the Company has filed a registration statement with the Securities and Exchange Commission pursuant to the requirements of either the Securities Act or the Securities Exchange Act, the Company will timely file all reports required to be filed by it under the Securities Act and the Securities Exchange Act and the rules and regulations adopted by the Securities and Exchange Commission thereunder, and will take such further action as any holder or holders of Registrable Securities may reasonably request, all to the extent required to enable such holders to sell Registrable Securities pursuant to Rule 144 adopted by the Securities and Exchange Commission under the Securities Act (as such rule may be amended from time to time) or any similar rule or regulation hereafter adopted by the Securities and Exchange Commission.

9.   Definitions.

          "Advent" means, collectively, (i) Global Private Equity IV Limited Partnership, a Delaware limited partnership, (ii) Advent Partners GPE-IV Limited Partnership, a Delaware limited partnership and (iii) Advent Partners II Limited Partnership, a Delaware limited partnership.

          "Advent Registrable Securities" means (i) any share of Class A Common issued to Advent (or its Affiliates) or otherwise acquired, including, without limitation, upon any recapitalization of Class L Common into Class A Common, and
(ii) any equity securities issued or issuable directly or indirectly with respect to any of the foregoing securities referred to in clause (i) by way of stock dividend or stock split or in connection with a combination of shares, recapitalization, merger, consolidation or other reorganization; provided, however, that in the event that pursuant to any recapitalization or exchange Non-Participating Securities are issued, such Non-Participating Securities will not be Registrable Securities. As to any particular shares constituting Advent Registrable Securities, such shares will cease to be Advent Registrable Securities when they have been (x) effectively registered under the Securities Act and disposed of in accordance with the registration statement covering them, or (y) sold to the public pursuant to Rule 144 under the Securities Act. For purposes of this Agreement, a Person will be deemed to be a holder of Advent Registrable Securities whenever such Person has the right to acquire directly or indirectly such Advent Registrable Securities (upon conversion or exercise in connection with a transfer of securities or otherwise, but disregarding any restrictions or limitations upon the exercise of such right), whether or not such acquisition has actually been effected.

          "Affiliate" means, with respect to any Person, any other Person controlling, controlled by or under common control with the Person and, in the case of a Person which is a partnership, any partner of such Person.

          "Bain Registrable Securities" means (i) any share of Class A Common issued to the Bain Group (or their Affiliates) or otherwise acquired, including, without limitation, upon any recapitalization of Class L Common into Class A Common, and (ii) any equity securities issued or issuable directly or indirectly with respect to any of the foregoing securities referred to in clause (i) by way of stock dividend or stock split or in connection with a combination of shares, recapitalization, merger, consolidation or other reorganization; provided, however, that in the event that pursuant to any recapitalization or exchange Non-Participating Securities are issued, such Non-Participating Securities will not be Registrable Securities. As to any particular shares constituting Bain Registrable Securities, such shares will cease to be Bain Registrable Securities when they have been (x) effectively registered under the Securities Act and disposed of in accordance with the registration statement covering them, or (y) sold to the public pursuant to Rule 144 under the Securities Act. For purposes of this Agreement, a Person will be deemed to be a holder of Bain Registrable Securities whenever such Person has the right to acquire directly or indirectly such Bain Registrable Securities (upon conversion or exercise in connection with a transfer of securities or otherwise, but disregarding any restrictions or limitations upon the exercise of such right), whether or not such acquisition has actually been effected.

          "Bear Stearns" means, collectively, (i) Bear Stearns Merchant Banking Partners II, L.P., a Delaware limited partnership, (ii) Bear Stearns Merchant Banking Investors II, L.P., a Delaware limited partnership, (iii) Bear Stearns MB-PSERS II, L.P., a Delaware limited partnership, (iv) The BSC Employee Fund III, L.P., a Delaware limited partnership, and (v) The BSC Employee Fund IV, L.P., a Delaware limited partnership.

          "Class A Common" means the Class A Common Stock, par value $0.01 per share, of the Company.

          "Class L Common" means the Class L Common Stock, par value $0.01 per share, of the Company.

          "Initial Public Offering" means a public offering and sale of the Company's common stock pursuant to an effective registration statement under the Securities Act of 1933, as amended, if immediately thereafter the Company has publicly held common stock listed on a national securities exchange or the Nasdaq National Market.

          "Non-Participating Securities" means equity securities which do not participate in the residual equity of the Company.

          "Other Registrable Securities" means, so long as the Company and such holder have agreed to cause such holder to become bound by the terms and provisions of this Agreement, means (i) any share of Class A Common issued to any Person other than a member of the Bain Group, including, without limitation, upon any recapitalization of Class L Common into Class A Common, and (ii) any equity securities issued or issuable directly or indirectly with respect to any of the foregoing securities referred to in clause (i) by way of stock dividend or stock split or in connection with a combination of shares, recapitalization, merger, consolidation or other reorganization; provided, however, that in the event that pursuant to any recapitalization or exchange Non-Participating Securities are issued, such Non-Participating Securities will not be Registrable Securities. As to any particular shares constituting Other Registrable Securities, such shares will cease to be Other Registrable Securities when they have been (x) effectively registered under the Securities Act and disposed of in accordance with the registration statement covering them, or (y) sold to the public pursuant to Rule 144 under the Securities Act. For purposes of this Agreement, a Person will be deemed to be a holder of Other Registrable Securities whenever such Person has the right to acquire directly or indirectly such Other Registrable Securities (upon conversion or exercise in connection with a transfer of securities or otherwise, but disregarding any restrictions or limitations upon the exercise of such right), whether or not such acquisition has actually been effected.

          "Person" means an individual, a partnership, a joint venture, a corporation, a limited liability company, a trust, an unincorporated organization and a government or any department or agency thereof.

          "Registrable Securities" means, collectively, the Bain Registrable Securities and the Other Registrable Securities.

          "Securities Act" means the Securities Act of 1933, as amended, or any successor federal law then in force.

          "Securities and Exchange Commission" includes any governmental body or agency succeeding to the functions thereof.

          "Securities Exchange Act" means the Securities Exchange Act of 1934, as amended, or any successor federal law then in force.

10.  Miscellaneous.

     (a) No Inconsistent Agreements; Foreign Registration. The Company will not hereafter enter into any agreement with respect to its securities which is inconsistent with or violates the rights granted to the holders of Registrable Securities in this Agreement. In the event the Company's board of directors (the "Board") approves a public offering or sale of the common stock of the Company (or other securities representing, or exercisable for or convertible into, shares of common stock) pursuant to the securities laws of a country other than the United States of America, the Board shall have the power to amend this Agreement in such manner as it shall deem reasonably necessary to ensure that the provisions of this Agreement will apply in a substantial manner to any offering or sale under such foreign securities laws.

     (b) Adjustments Affecting Registrable Securities. The Company will not take any action, or permit any change to occur, with respect to its securities which would materially and adversely affect the ability of the holders of Registrable Securities to include such Registrable Securities in a registration undertaken pursuant to this Agreement or which would adversely affect the marketability of such Registrable Securities in any such registration (including, without limitation, effecting a stock split or a combination of shares). If the holders of Registrable Securities create a new holding company ("Holdco"), the result of which is that the shareholders of the Company immediately before such event become all the shareholders of Holdco, then in each instance the provisions of this Agreement will in addition to the Company also apply to Holdco in the same manner as if Holdco were substituted for the Company throughout this Agreement.

     (c) Remedies. The parties hereto agree and acknowledge that money damages may not be an adequate remedy for any breach of the provisions of this Agreement and that, in addition to any other rights and remedies at law or in equity existing in its favor, any party shall be entitled to specific performance and/or other injunctive relief from any court of law or equity of competent jurisdiction (without posting any bond or other security) in order to enforce or prevent violation of the provisions of this Agreement.

     (d) Amendment and Waiver. Except as otherwise provided herein, the provisions of this Agreement may be amended or waived only upon the prior written consent of the Company and the holders of a majority of the Bain Registrable Securities (or if none, the holders of a majority of Registrable Securities); provided, however, that in the event that such amendment or waiver would treat a holder or group of holders of Registrable Securities in a manner materially different from, and materially adverse relative to, the holders of Registrable Securities voting in favor of such amendment, then such amendment or waiver will require the consent of such holder or the holders of a majority of the Registrable Securities of such group adversely treated; provided, further, that the provisions of Section 1(e), 2(c), 2(d) or 3 hereof shall not be amended without the prior written consent of the holders of a majority of the Advent Registrable Securities. The failure of any party to enforce any of the provisions of this Agreement shall in no way be construed as a waiver of such provisions and shall not affect the right of such party thereafter to enforce each and every provision of this Agreement in accordance with its terms.

     (e) Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of and be enforceable by the parties hereto and their respective successors and assigns. In addition, and whether or not any express assignment shall have been made, the provisions of this Agreement which are for the benefit of the holders of Registrable Securities (or any portion thereof) as such shall be for the benefit of and enforceable by any subsequent holder of any Registrable Securities (or of such portion thereof), subject to the provisions respecting the minimum numbers or percentages of shares of Registrable Securities (or of such portion thereof) required in order to be entitled to certain rights, or take certain actions, contained herein.

     (f) Severability. Whenever possible, each provision of this Agreement shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Agreement is held to be invalid, illegal or unenforceable in any respect under any applicable law or rule in any jurisdiction, such invalidity, illegality or unenforceability shall not affect any other provision or the effectiveness or validity of any provision in any other jurisdiction, and this Agreement shall be reformed, construed and enforced in such jurisdiction as if such invalid, illegal or unenforceable provision had never been contained herein.

     (g) Counterparts. This Agreement may be executed in separate counterparts each of which shall be an original and all of which taken together shall constitute one and the same Agreement.

     (h) Descriptive Headings. The descriptive headings of this Agreement are inserted for convenience only and do not constitute a part of this Agreement.

     (i) Notices. All notices, demands and other communications to be given or delivered under or by reason of the provisions of this Agreement shall be in writing and shall be deemed to have been given when personally delivered, sent by telecopy (with receipt confirmed) on a Business Day during regular business hours of the recipient (or, if not, on the next succeeding Business Day) or two Business Days after sent by reputable overnight express courier (charges prepaid). Such notices, demands and other communications shall be sent to the following Persons at the following addresses:

               If to the Company, to:
               ---------------------

               Keystone Automotive Holdings, Inc.
               c/o Bain Capital NY, LLC
               745 Fifth Avenue
               New York, NY  10151
               Attn:  Stephen M. Zide

               with a copy (which shall not constitute notice to the Company),
               ---------------------------------------------------------------
               to:
               --

               Kirkland & Ellis LLP
               Citigroup Center
               153 East 53rd Street
               New York, NY 10022-4611
               Telecopy: (212) 446-4900
               Attn:  Eunu Chun

               If to the Bain Group, to:
               ------------------------

               Bain Capital NY, LLC
               745 Fifth Avenue
               New York, NY  10151
               Telecopy: (212) 326-9420
               Attn:  Stephen M. Zide

               with a copy (which shall not constitute notice to the Bain
               ----------------------------------------------------------
               Group), to:
               ----------

               Kirkland & Ellis LLP
               Citigroup Center
               153 East 53rd Street
               New York, NY 10022-4611
               Telecopy: (212) 446-4900
               Attn:  Eunu Chun

               If to Advent, to:
               ----------------

               c/o Advent International Corporation
               75 State Street
               Boston, MA 02109
               Telecopy: 617-946-2907
               Attn:  Robert E. Taylor, Jr.

               with a copy (which shall not constitute notice to Advent), to:
               -------------------------------------------------------------

               Pepper Hamilton LLP
               3000 Two Logan Square
               18/th/ & Arch Streets
               Philadelphia, PA  19103-2799
               Telecopy: (215) 981-4735
               Attn:  James D. Epstein

               If to Bear Stearns, to:
               ----------------------

               c/o Bear Stearns & Co. Inc.
               383 Madison Avenue, 40/th/ Floor
               New York, NY 10179
               Telecopy: (212) 272-7425
               Attn:  John D. Howard

               with a copy (which shall not constitute notice to Bear Stearns),
               ----------------------------------------------------------------
               to:
               --

               Kirkland & Ellis LLP
               Citigroup Center
               153 East 53rd Street
               New York, NY 10022-4611
               Telecopy: (212) 446-4900
               Attn:  Michael T. Edsall

               If to any other Person party to this Agreement, to:
               ---------------------------------------------------

               the address for such Person shown in the books and records of the Company;

or to such other Person as the recipient party has specified by prior written notice to the sending party.

     (j) Delivery by Facsimile. This Agreement and any signed agreement or instrument entered into in connection thereto or contemplated thereby, and any amendments hereto or thereto, to the extent signed and delivered by means of a facsimile machine, shall be treated in all manner and respects as an original agreement or instrument and shall be considered to have the same binding legal effect as if it were the original signed version thereof delivered in person. At the request of any party hereto or to any such agreement or instrument, each other party hereto or thereto shall re-execute original forms thereof and deliver them to all other parties. No party hereto or to any such agreement or instrument shall raise the use of a facsimile machine to deliver a signature or the fact that any signature or agreement or instrument was transmitted or communicated through the use of a facsimile machine as a defense to the formation of a contract and each such party forever waives any such defense.

     (k) Governing Law. THE CORPORATE LAW OF DELAWARE WILL GOVERN ALL ISSUES CONCERNING THE RELATIVE RIGHTS OF THE COMPANY AND ITS STOCKHOLDERS. ALL OTHER ISSUES CONCERNING THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT GIVING EFFECT TO ANY CHOICE OF LAW OR CONFLICT OF LAW PROVISION OR RULE (WHETHER OF THE STATE OF NEW YORK OR ANY OTHER JURISDICTION) THAT WOULD CAUSE THE APPLICATION OF THE LAW OF ANY JURISDICTION OTHER THAN THE STATE OF NEW YORK.

                                    * * * * *

     IN WITNESS WHEREOF, the parties hereto have executed this Registration Rights Agreement on the day and year first above written.

                                        KEYSTONE AUTOMOTIVE HOLDINGS, INC.


                                        By:  /s/ Robert S. Vor Broker
                                             -----------------------------------
                                             Name: Robert S. Vor Broker
                                             Title: President

             [Bain Signature Page to Registration Rights Agreement]


                                 BAIN CAPITAL FUND VII, LLC


                                 By:  Brain Capital Fund VII, L.P.
                                 Its: Sole Member

                                 By:  Brain Capital Partners VII, L.P.
                                 Its: General Partner

                                 By:  Brain Capital Investors, LLC
                                 Its: General Partner

                                 By:  /s/ Stephen M. Zide
                                      -------------------------------
                                      Name:  Stephen M. Zide
                                      Title: Managing Director


                                 BAIN CAPITAL VII COINVESTMENT FUND, LLC


                                 By:  Brain Capital VII Coinvestment Fund, L.P.
                                 Its: Sole Member

                                 By:  Brain Capital Partners VII, L.P.
                                 Its: General Partner

                                 By:  Brain Capital Investors, LLC
                                 Its: General Partner

                                 By:  /s/ Stephen M. Zide
                                      -------------------------------
                                      Name:  Stephen M. Zide
                                      Title: Managing Director


                                 BCIP ASSOCIATES III, LLC

                                 By:  BCIP Associates III
                                 Its: Manager

                                 By:  Bain Capital Investors, LLC
                                 Its: Managing Partner

                                 By:  /s/ Stephen M. Zide
                                      -------------------------------
                                      Name: Stephen M. Zide
                                      Title: Managing Director

        [Bain Signature Page to Registration Rights Agreement Continued]


                                        BCIP T ASSOCIATES III, LLC


                                        By:  BCIP Trust Associates III
                                        Its: Manager

                                        By:  Bain Capital Investors, LLC
                                        Its: Managing Partner

                                        By:  /s/ Stephen M. Zide
                                             -----------------------------
                                             Name:  Stephen M. Zide
                                             Title: Managing Director


                                        BCIP ASSOCIATES III-B, LLC

                                        By:  BCIP Associates III-B
                                        Its: Manager

                                        By:  Bain Capital Investors, LLC
                                        Its: Managing Partner

                                        By:  /s/ Stephen M. Zide
                                             -----------------------------
                                             Name:  Stephen M. Zide
                                             Title: Managing Director


                                        BCIP T ASSOCIATES III-B, LLC

                                        By:  BCIP Trust Associates III-B
                                        Its: Manager

                                        By:  Bain Capital Investors, LLC
                                        Its: Managing Partner

                                        By:  /s/ Stephen M. Zide
                                             -----------------------------
                                             Name:  Stephen M. Zide
                                             Title: Managing Director

            [Advent Signature Page to Registration Rights Agreement]

                                        GLOBAL PRIVATE EQUITY IV LIMITED
                                        PARTNERSHIP


                                        By:  Advent International Limited
                                             Partnership
                                        Its: General Partner


                                        By:  Advent International Corporation
                                        Its: General Partner


                                        By:  /s/ Robert E.Taylor,Jr.
                                             -----------------------------------
                                             Name:  Robert E. Taylor, Jr.
                                             Title: Vice President


                                        ADVENT PARTNERS II LIMITED PARTNERSHIP


                                        By:  Advent International Corporation
                                        Its: General Partner


                                        By:  /s/ Robert E.Taylor,Jr.
                                             -----------------------------------
                                             Name:  Robert E. Taylor, Jr.
                                             Title: Vice President


                                        ADVENT PARTNERS GPE-IV LIMITED
                                        PARTNERSHIP


                                        By:  Advent International Corporation
                                        Its: General Partner


                                        By:  /s/ Robert E.Taylor,Jr.
                                             -----------------------------------
                                             Name:  Robert E. Taylor, Jr.
                                             Title: Vice President

         [Bear Stearns Signature Page to Registration Rights Agreement]


                                        BEAR STEARNS MERCHANT BANKING
                                        PARTNERS II, L.P.


                                        By:  Bear Stearns Merchant Capital II,
                                        L.P.
                                        Its: General Partner


                                        By:  JDH Management LLC
                                        Its: Special Limited Partner


                                        By:  /s/ John D. Howard
                                             -----------------------------------
                                             Name:  John D. Howard
                                             Title: Senior Managing Director


                                        BEAR STEARNS MERCHANT BANKING
                                        INVESTORS II, L.P.


                                        By:  Bear Stearns Merchant Capital II,
                                        L.P.
                                        Its: General Partner


                                        By:  JDH Management LLC
                                        Its: Special Limited Partner


                                        By:  /s/ John D. Howard
                                             -----------------------------------
                                             Name:  John D. Howard
                                             Title: Senior Managing Director


                                        BEAR STEARNS MB-PSERS II, L.P.


                                        By:  Bear Stearns Merchant Capital II,
                                        L.P.
                                        Its: General Partner


                                        By:  JDH Management LLC
                                        Its: Special Limited Partner


                                        By:  /s/ John D. Howard
                                             -----------------------------------
                                             Name:  John D. Howard
                                             Title: Senior Managing Director

    [Bear Stearns Signature Page to Registration Rights Agreement Continued]

                                        THE BSC EMPLOYEE FUND III, L.P.


                                        By:  Bear Stearns Merchant Capital II,
                                        L.P.
                                        Its: General Partner


                                        By:  JDH Management LLC
                                        Its: Special Limited Partner


                                        By:  /s/ John D. Howard
                                             -----------------------------------
                                             Name:  John D. Howard
                                             Title: Senior Managing Director


                                        THE BSC EMPLOYEE FUND IV, L.P.


                                        By:  Bear Stearns Merchant Capital II,
                                        L.P.
                                        Its: General Partner


                                        By:  JDH Management LLC
                                        Its: Special Limited Partner


                                        By:   /s/ John D. Howard
                                             -----------------------------------
                                             Name:  John D. Howard
                                             Title: Senior Managing Director

        [Randolph Street Signature Page to Registration Rights Agreement]

                                        RANDOLPH STREET PARTNERS VI


                                        By:  /s/ Eunu Chun
                                             -----------------------------------
                                             Name:  Eunu Chun
                                             Title: Managing Partner

    [Individual Shareholders Signature Page to Registration Rights Agreement]

                                        /s/ Richard Pointkowski
                                        ----------------------------------------
                                        RICHARD POINTKOWSKI

                                        /s/ Bryant P. Bynum
                                        ----------------------------------------
                                        BRYANT P. BYNUM

                                        /s/ Philip Avvisato
                                        ----------------------------------------
                                        PHILIP AVVISATO

                                        /s/ Anthony Fordiani
                                        ----------------------------------------
                                        ANTHONY FORDIANI

                                        /s/ Patrick Judge, Sr.
                                        ----------------------------------------
                                        PATRICK JUDGE, SR.

                                        /s/ Richard Kovalick
                                        ----------------------------------------
                                        RICHARD KOVALICK

                                        /s/ Lawrence Montante
                                        ----------------------------------------
                                        LAWRENCE MONTANTE

                                        /s/ James Ruby
                                        ----------------------------------------
                                        JAMES RUBY

                                        /s/ Robert S. Vor Broker
                                        ----------------------------------------
                                        ROBERT S. VOR BROKER

                                   SCHEDULE I
                                   ----------

Bain Capital Fund VII, LLC

Bain Capital VII Coinvestment Fund, LLC

BCIP Associates III, LLC

BCIP T Associates III, LLC

BCIP Associates III-B, LLC

BCIP T Associates III-B, LLC

                                   EXHIBIT A
                                   ---------

                               FORM OF JOINDER TO
                          REGISTRATION RIGHTS AGREEMENT
                          -----------------------------

     THIS JOINDER (this "Joinder") to the Registration Rights Agreement (the "Agreement"), dated as of October [_], 2003, by and among Keystone Automotive Holdings, Inc., a Delaware corporation (the "Company"), and the Stockholders is made and entered into as of [_________] by and between the Company and [_________________] ("Holder"). Capitalized terms used herein but not otherwise defined shall have the meanings set forth in the Agreement.

     WHEREAS, (i) Holder has acquired certain shares of the Company's capital stock, (ii) the Company desires to grant to Holder certain registration rights in accordance with the terms of the Agreement and each of the Stockholders consents to the granting of such registration rights, and (iii) it is a condition to the transfer or issuance to the Holder that Holder agrees to be bound by the terms of the Agreement.

     NOW, THEREFORE, in consideration of the mutual covenants contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties to this Joinder hereby agree as follows:

1. Agreement to be Bound. Holder hereby agrees that upon execution of this Joinder, Holder shall become a party to the Agreement and shall be fully bound by, and subject to, all of the covenants, terms and conditions of the Agreement as though an original party thereto and shall be deemed a [Stockholder] for all purposes thereof. In addition, Holder hereby agrees that all shares of Class A Common Stock issued to or acquired by Holder, including, without limitation, upon any recapitalization of Class L Common into Class A Common (and any equity securities issued or issuable directly or indirectly with respect to any of the foregoing securities by way of stock dividend or stock split or in connection with a combination of shares, recapitalization, merger consolidation or other reorganization) shall be deemed [Other] Registrable Securities for all purposes of the Agreement. [This Section 1 to be changed as appropriate if Holder will be a member of the Bain Group.]

2. Successors and Assigns. Except as otherwise provided herein, this Joinder shall bind and inure to the benefit of and be enforceable by the Company and its successors and assigns and Holder and any subsequent holders of Registrable Securities held by Holder and the respective successors and assigns of each of them, so long as they hold such Registrable Securities.

3. Counterparts. This Joinder may be executed in separate counterparts each of which shall be an original and all of which taken together shall constitute one and the same agreement.

4. Governing Law. THE CORPORATE LAW OF THE STATE OF DELAWARE WILL GOVERN ALL ISSUES CONCERNING THE RELATIVE RIGHTS OF THE

     COMPANY AND ITS STOCKHOLDERS. ALL OTHER ISSUES CONCERNING THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT GIVING EFFECT TO ANY CHOICE OF LAW OR CONFLICT OF LAW PROVISION OR RULE (WHETHER OF THE STATE OF NEW YORK OR ANY OTHER JURISDICTION) THAT WOULD CAUSE THE APPLICATION OF THE LAW OF ANY JURISDICTION OTHER THAN THE STATE OF NEW YORK.

5. Waiver of Jury Trial. The Company and the Holder hereby waive, to the extent permitted by applicable law, trial by jury in any litigation in any court with respect to, in connection with, or arising out of this Agreement or the validity, protection, interpretation or enforcement thereof. The Company and the Holder agree that this Section 5 is a specific and material aspect of this Agreement and would not enter into this Agreement if this section were not part of this Agreement.

6. Descriptive Headings. The descriptive headings of this Joinder are inserted for convenience only and do not constitute a part of this Joinder.

                                    * * * * *

          IN WITNESS WHEREOF, the parties hereto have executed this Joinder as of the date first above written.


                                        KEYSTONE AUTOMOTIVE HOLDINGS, INC.


                                        By:
                                             -----------------------------------
                                             Name:
                                             Title:


                                        ----------------------------------------
                                        [HOLDER]